Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEVADA

In re:		Case No.	01-23229 rcj

FCI Environmental, Inc.		CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	October 31, 2002	PETITION DATE:	December 20, 2001

1.

Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).  Dollars reported in ($1)

2.	Asset and Liabilities Structure		End of Current Month	End of Prior Month	As of Petition Filing
	a.	Current Assets	$220,088	$237,892
	b.	Total Assets	237,993	255,797	$347,596
	c.	Current Liabilities	1,211,182	1,123,580
	d.	Total Liabilities	$15,767,178	$15,679,576	$14,555,995

3.	Statement of Cash Receipts & Disbursements for Month		Current Month	Prior Month	Cumulative (Case to Date)
	a.	Total Receipts	$95,209	$118,861	$1,566,706
	b.	Total Disbursements	100,483	90,777	1,555,977
	c.	Excess (Deficiency of Disbursements (a - b) Receipts Over	(5,274)	28,084	10,729
	d.	Cash Balance Beginning of Month	34,254	6,170	18,251
	e.	Cash Balance End of (c + d) Month	$28,980	$34,254	$28,980

		Current Month	Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss from the Statement of Operations)	$(107,547)	$(116,488)	$(1,256,344)
5.	Account Receivables (Pre and Post Petition)	31,105	29,937
6.	Post-Petition Liabilities	1,211,182	1,123,580
7.	Past Due Post-Petition Account Payables (over 30 days)	$4,549	$2,900

At the end of this reporting month:		Yes	No
8.

Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

X
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10.	If the answer is yes to 8 or 9, were all such payments approved by the court? (additional information attached)
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	X
12.	Is the estate insured for replacement cost of assets and for general liability?		X
13.	Are a plan and disclosure statement on file?	X
14.	Was there any post-petition borrowing during this reporting period? (additional information attached)		X
15.

Check if paid: Post-petition taxes  X ;  U.S. Trustee Quarterly Fees  X ;  Check if filing is current for: Post-petition tax reporting and tax returns:  X .  (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	January 15, 2003	R. Kenyon Culver, CFO
Responsible Individual

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended	October 31, 2002

Current Month						Cumulative	Next Month
Actual	Forecast	Variance	Revenues:			(Case to Date)	Forecast
$48,717	$335,960	$(287,243)	1	Gross Sales		$677,558	$354,875
0	0	0	2	less: Sales Returns & Allowances		0	0
48,717	335,960	(287,243)	3	Net Sales		677,558	354,875
43,122	71,180	28,058	4	less: Cost of Goods Sold	(Schedule ‘B’)	432,670	76,271
5,595	264,780	(259,185)	5	Gross Profit		244,888	278,604
0	0	0	6	Interest		0	0
0	0	0	7	Other Income:		0	0
			8
			9
5,595	264,780	(259,185)	10	Total Revenues		244,888	278,604
				Expenses:
29,334	33,314	3,980	11	Compensation to Owner(s)/Officer(s)		356,683	33,314
43,226	73,028	29,802	12	Salaries		602,645	73,028
644	0	(644)	13	Commissions		15,061	0
0	0	0	14	Contract Labor		0	0
			15	Rent/Lease: Personal Property
10,334	10,825	491	16	Real Property		111,488	10,825
0	5,763	5,763	17	Insurance		46,862	5,763
0	0	0	18	Management Fees		0	0
1,932	2,000	68	19	Depreciation		19,714	2,000
				Taxes:
3,122	8,137	5,015	20	Employee Payroll Taxes		51,068	8,137
862	0	(862)	1	Real Property Taxes		2,751	0
0	0	0	2	Other Taxes		0	0
0	16,100	16,100	3	Other Selling		24,479	16,622
5,297	27,706	22,409	4	Other Administrative		154,195	27,706
4,641	0	(4,461)	5	Interest		35,605	0
10,000	9,167	(833)	6	Other Expenses:	License fees	65,669	9,167
			7
			8
			9
			10
			11
			12
			13
			14
109,392	186,040	76,648	15	Total Expenses		1,486,220	186,562
(103,797)	78,740	(182,537)	16	Subtotal		(1,241,332)	92,042
0	0	0	17	Reorganization Items: Professional Fees (additional information attached)		(3,512)	0
0	0	0	18	Provisions for Rejected Executory Contracts		0	0
0	0	0	19	Interest Earned on Accumulated Cash from Resulting Chp 11 Case		0	0
0	0	0	20	Gain or (Loss) from Sale of Equipment		0	0
(3,750)	0	(3,750)	21	U.S. Trustee Quarterly Fees		(11,500)	0
			22	Total Reorganization Items
(3,750)	0	(3,750)	23			(15,012)	0
(107,547)	78,740	(186,287)	24	Net Profit (Loss) Before Federal & State Taxes		(1,256,344)	92,042
0	0	0	25	Federal & State Income Taxes		0	0
$(107,547)	$78,740	$(186,287)	26	Net Profit (Loss)		$(1,256,344)	$92,042

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET

(General Business Case)

For the Month Ended	October 31, 2002

Assets
		From Schedules	Market Value
	Current Assets
1	Cash and cash equivalents — unrestricted		$28,980
2	Cash and cash equivalents — restricted		0
3	Accounts receivable (net)	A	31,105
4	Inventory (net)	B	146,894
5	Prepaid expenses		9,628
6	Professional retainers		3,481
7	Other:		0
8

9	Total Current Assets		220,088

	Property and Equipment (Market Value)
10	Real property	C	0
11	Machinery and equipment	D	1,759
12	Furniture and fixtures	D	9,800
13	Office equipment	D	5,792
14	Leasehold improvements	D	0
15	Vehicles	D	0
16	Other:	D
17		D
18		D
19		D
20		D

21	Total Property and Equipment		17,351

	Other Assets
22			0
23			0
24			0
25			0
26			0
27	Due from affiliated company		554

28	Total Other Assets		0

29	Total Assets		$237,993

NOTE:
Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

See additional information attached

Liabilities and Equity
(General Business Case)

Liabilities	From Schedules

Post-Petition

	Current Liabilities
30	Salaries and wages			$169,343
31	Payroll taxes			488
32	Real and personal property taxes			0
33	A/P clearing			4,794
34	Sales taxes			0
35	Notes payable (short term)			385,000
36	Accounts payable (trade		A	17,371
37	Real property lease arrearage			0
38	Personal property lease arrearage			2,192
39	Accrued professional fees			3,513
40	Current portion of long-term post-petition debt (due within 12 months)			0
41	Other:	Warranty reserve ($17,114) and deferred revenue ($24,573)		41,687
42	Other (($3,270)), license fees ($39,878) and accrued DIP loan interest ($35,605)			72,213
43	Due to affiliates			514,581

44	Total Current Liabilities			1,211,182

45	Long-Term Post-Petition Debt, Net of Current Portion			0

46	Total Post-Petition Liabilities			1,211,182

	Pre-Petition Liabilities (allowed amount)
47	Secured claims		F	0
48	Priority unsecured claims		F	184,155
49	General unsecured claims		F	14,371,841

50	Total Pre-Petition Liabilities			14,555,996

51	Total Liabilities			15,767,178

	Equity (Deficit)
52	Equity (Deficit) at time of filing			(14,218,082)
53	Capital Stock			0
54	Additional paid-in capital			1,000
55	Cumulative profit/(loss) since filing of case			(1,256,344)
56	Post-petition contributions/(distributions) or (draws)			0
57				0
58	Market value adjustment			(55,759)

59	Total Equity (Deficit)			(15,529,185)

60 Total Liabilities and Equity (Deficit)				$237,993

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0-30 Days	$35,583	$12,822
31-60 Days	0	2,558
61-90 Days	0	928	$4,549
91+ Days	264	1,063
Total accounts receivable/payable	35,847	$17,371
Allowance for doubtful accounts	(4,742)
Accounts receivable (net)	$31,105

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month	Cost of Goods Sold
		Inventory Beginning of Month	$160,592
		Add —
Retail/Restaurants —		Net purchase	7,988
Product for resale	$0	Direct labor	15,936
		Manufacturing overhead	39,763
Distribution —		Freight in	0
Products for resale	0	Other:
			0
Manufacturer —			0
Raw Materials	341,747
Work-in-progress	(39,550)	Less —
Finished goods	373,691	Inventory End of Month	146,894
		Monitoring/warranty	(5,124)
Other — Explain	(528,994)	Scrap	(29,139)
Reserve for obsolescence
		Cost of Goods Sold	$43,122
TOTAL	$146,894

Method of Inventory Control					Inventory Valuation Methods
Do you have a functioning perpetual inventory system?					Indicate by a checkmark method of inventory used.
Yes	X	No
How often do you take a complete physical inventory?					Valuation methods
					FIFO cost	X
Weekly					LIFO cost
Monthly					Lower of cost
Quarterly					or market	X
Semi-annually					Retail method
Annually			X		Other —
Date of last physical inventory was				1/18/2002	Explain

Date of next physical inventory is				12/31/2002

Schedule C

Real Property

Description	Cost	Market Value
None	$0	$0

Total	$0	$0

Schedule D

Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment —
Various	$89,137	$1,759

10/31/02 NBV = $13,724

Total	$89,137	$1,759

Furniture & Fixtures —
Various	$35,000	$9,800

10/31/02 NBV = $22,982

Total	$35,000	$9,800

Office Equipment —
Various	$262,278	$5,792

10/31/02 NBV = $32,694
Total	$262,278	$5,792

Leasehold Improvements —
None	$0	$0

Total	$0	$0

Vehicles —
None	$0	$0

Total	$0	$0

Schedule E

Aging of Post-Petition Taxes

(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total

Federal
Income Tax Withholding	$0
FICA — Employee	244
FICA — Employer	244
Unemployment (FUTA)	1
Income
Other (Attach List)
Total Federal Taxes	488

State and Local
Income Tax Withholding
Unemployment (UT)
Disability Insurance (DI)
Empl. Training Tax (ETT)
Sales
Excise
Real property
Personal property
Income
Other (Attach List)
Total State & Local Taxes

Total Taxes	$488				$

Schedule F

Pre-Petition Liabilities

List Total Claims For Each Classification —	Claimed Amount	Allowed Amount (b)
Secured claims (a)	$0	$0
Priority claims other than taxes	148,477	127,462
Priority tax claims	56,693	56,693
General unsecured claims	$14,371,841	$14,371,841

(a)	List total amount of claims even it under secured.

(b)

Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G

Rental Income Information

Not applicable to General Business Cases.

Schedule H

Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	Bank of America	Bank of America	Petty cash and suspense	Bank of America OxySense
Account Type	Checking	Checking		Checking
Account No.	37-5550-8595	37-5550-8511		47-9133-4120
Account Purpose	General disbursement	Payroll		General disbursement
Balance, End of Month	$4,349	$17,787	$6,484	$360
Total Funds on Hand for all Accounts	$28,980

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase/(Decrease) in Cash and Cash Equivalents

For the Month Ended
October 31, 2002

		Actual Current Month	Cumulative (Case to Date)
Cash Receipts
1	Rent/Leases Collected	$0	$0
2	Cash Received from Sales	37,709	593,046
3	Interest Received	0	0
4	Borrowings	0	385,000
5	Funds from Shareholders, Partners, or Other Insiders	0	0
6	Capital Contributions	0	0
7	Transfers from DecisionLink, Inc., an affiliated company	5,000	382,232
8	Transfer from IDL Corp, an affiliated company	52,500	213,092
9	Insurance proceeds	0	3,542
10
11
12	Total Cash Receipts	95,209	1,576,912

	Cash Disbursements
13	Payments for Inventory	6,615	43,953
14	Selling	0	18,979
15	Administrative	17,106	337,803
16	Capital Expenditures	0	0
17	Principal Payments on Debt	0	0
18	Interest Paid	0	0
	Rent/Lease:
19	Personal Property	0	2,274
20	Real Property	1,320	30,393
	Amount Paid to Owner(s)/Officer(s)
21	Salaries	8,241	216,424
22	Draws	0	0
23	Commissions/Royalties	0	0
24	Expense Reimbursements	0	0
25	Other	0	0
26	Salaries/Commissions (less employee withholding)	25,200	462,811
27	Management Fees	0	0
	Taxes:
28	Employee Withholding	12,599	226,511
29	Employer Payroll Taxes	2,549	65,275
30	Real Property Taxes	0	0
31	Other Taxes	0	0
32	Other Cash Outflows:	0	0
33	Transfers to IDL Corp., an affiliated company	0	24,486
34	Transfer to DecisionLink, Inc. an affiliated company	18,200	83,540
35	U.S. Trustee	0	7,250
36	TNO license fee	8,653	28,284
37
38	Total Cash Disbursements:	100,483	1,566,183
39	Net Increase (Decrease in Cash)	(5,274)	10,729
40	Cash Balance, Beginning of Period	34,254	18,251
41	Cash Balance, End of Period	$29,890	$29,890

MONTHLY OPERATING REPORT

FCI Environmental, Inc. 01-23229 rjc

October 31, 2002

Additional Information

Summary of Financial Status:

The financial information provided herein includes the accounts of FCI Environmental, Inc. (“FCI”) on a stand-alone basis. This financial information does not include the accounts of any of its affiliated companies.

No. 11. Payments made to officers:

Payment	Check
Date	Nbr.	Amount	Purpose	Payee
10/04/02	11244	$2,994	Payroll period ended 09/28/02	Ken Culver, CFO
10/18/02	11254	2,994	Payroll period ended 10/12/02	Ken Culver, CFO
10/18/02	11255	2,253	Payroll period ended 10/12/02	Peter Gerard, CEO

Approved on or about December 21, 2001, by court order authorizing payment of wages, salaries, employee benefits and reimbursable employee expenses.

No. 12. Estate insurance:

Effective September 1, 2002, FCI’s property and general liability insurance policies expired without replacement.

No. 14. An emergency order authorizing post-petition financing was approved by the bankruptcy court on or about December 21, 2001. On March 27, 2002, the bankruptcy court entered an emergency order authorizing supplemental post petition financing. $385,000 has been received by the end of this reporting period.

Statement of Operations:

The Statement of Operation budget does not include revenues from IDL Corp., an affiliated company that is integral to the debtor’s joint plan of reorganization.

Line 4 — Cost of goods sold — the budget contains only direct material costs. All other costs normally associated with cost of goods sold are included within operating expenses.

General Explanation of Variances to Statement of Operations:

The forecasted amounts are preliminary in nature. These amounts were derived from a combined Chapter 11 bankruptcy budget including affiliated companies

Balance Sheet:

Cash — Bank statements and reconciliations attached for:

Facility	Account No.
Bank of America	37-5550-8595
Bank of America	37-5550-8511

Inventory — the stated inventory balance is net of a $528,994 reserve to appropriately state inventories at the lower of cost or market.

Property and Equipment (Market Value) — market value has not been independently determined. Management estimates that the estate’s property and equipment, with a net book value of $69,400, to be worth $17,351.

Accrued salaries and wages — is comprised of: (a) $86,622 management salary deferral which only at Plan confirmation will be converted to a promissory note, as approved by the bankruptcy court on or about July 12, 2002, in an emergency order authorizing supplemental post petition financing, (b) $25,736 earned salary for the period from October 13, 2002 through October 26, 2002 paid on November 1, 2002, and (c) earned but unpaid salary of $56,985 of which $36,529 and $15,967 is for Messrs. Gerard and Culver, respectively.

Warranty Reserve ($17,114) and deferred Revenue ($24,573) — were not included as claims in the estate’s Schedule F — Creditors Holding Unsecured Nonpriority Claims, as these obligations will be fulfilled under a Chapter 11 going concern plan of reorganization.

Pre-petition general unsecured claims — includes $14,006,118 due to DecisionLink, Inc. (Chapter 11 case Nbr. 01-22706), the sole owner of FCI, and $108,446 due to affiliated companies.

END